UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2016 (August 31, 2016)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43,015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On August 31, 2016, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its third quarter ended July 31, 2016. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)
the Company’s consolidated net sales for the third quarter of 2016 and to the third quarter of 2015, after adjusting for the impact of divestitures for both quarters and currency translation for the third quarter of 2016, which is equal to the Company’s consolidated net sales for the applicable quarter, after adjusting each quarter for divestitures occurring during fiscal years 2016 and 2015 and after adjusting the third quarter of 2016 for currency translation applicable to such quarter;

(ii)
earnings per diluted class A share of the Company before special items for the third quarter of 2016 and the third quarter of 2015, which is equal to earnings per diluted class A share of the Company for the applicable quarter plus restructuring charges, plus non-cash asset impairment charges, plus acquisition related costs, less gains on disposal of properties, plants, equipment and businesses, net of tax, plus the impact of Venezuela devaluation on cost of products sold, less the impact of Venezuela devaluation on other (income) expense, each on a consolidated basis for the applicable quarter;

(iii)
the Company's consolidated operating profit for the third quarter of 2016 and the third quarter of 2015, after adjusting for special items for both quarters, which is equal to the Company's consolidated operating profit for the applicable quarter plus restructuring charges, plus non-cash asset impairment charges, plus acquisition related costs, less gains on disposal of properties, plants, equipment and businesses, net of tax, plus the impact of Venezuela devaluation on cost of products sold, each on a consolidated basis for the applicable quarter along with the Company's consolidated operating profit margin before special items for the third quarter of 2016 and the third quarter of 2015, which is equal to the amounts of the non-GAAP Measure described above for the applicable quarter divided by the Company's consolidated net sales for the applicable quarter;

(iv)
the Company’s consolidated free cash flow for the third quarter of 2016 and the third quarter of 2015, which is equal to the Company’s consolidated net cash provided by operating activities for the applicable quarter of 2016 less cash paid for capital expenditures for the applicable quarter;

(v)
net sales excluding the impact of divestitures for the Company’s Rigid Industrial Packaging business segment for the third quarter of 2016 and the third quarter of 2015, which is equal to that business segment’s net sales for the applicable quarter as adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment;

(vi)
operating profit before special items and excluding the impact of divestitures for the Company’s Rigid Industrial Packaging & Services business segment for the third quarter of 2016 and the third quarter of 2015, which is equal to that business segment’s operating profit plus restructuring charges, plus non-cash asset impairment charges, plus acquisition-related costs, less gains on disposal of properties, plants, equipment, and businesses, net, plus the impact of Venezuela devaluation on cost of products sold, and as further adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment;

(vii)
net sales excluding the impact of divestitures for the Company's Flexible Products & Services business segment for the third quarter of 2016 and the third quarter of 2015, which is equal to that business segment's net sales for the applicable quarter as adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment;

(viii)
operating loss before special items and excluding the impact of divestitures for the Company’s Flexible Products & Services business segment for the third quarter of 2016 and the third quarter of 2015, which is equal to that business segment’s operating loss plus restructuring charges, plus non-cash asset impairment charges, less gains or plus losses, as applicable, on disposal of properties, plants, equipment, and businesses, net, and as further adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to the business segment;

(ix)
operating profit before special items for the Company’s Land Management business segment for the third quarter of 2016 and the third quarter of 2015, which is equal to that business segment’s operating profit, less any timberland gains and less gains on disposal of properties, plants, equipment, and businesses, net, for the applicable quarter; and

(x)
the Company's projected consolidated free cash flow for the fiscal year 2016, which is equal to the Company's projected consolidated net cash provided by operating activities for that fiscal year less the cash projected to be paid for capital expenditures for that fiscal year.

The Earnings Release also included a forward-looking non-GAAP financial measure, 2016 Class A earnings per share excluding gains and losses on the sales of businesses, timberland and property, plant and equipment, acquisition costs and restructuring and impairment charges. No reconciliation of this forward-looking non-GAAP financial measure was included in the Earnings Release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company than the most nearly equivalent GAAP data.
After the Earnings Release was issued, the Company corrected two immaterial errors in each of the two tables in the Earnings Release under the caption “Segment Results.” The corrections related to the “Volume” and “Selling Prices and Product Mix” components for calculating the percentage impact on net sales from the Company’s Rigid Industrial Packaging & Services business segment for the third quarter of 2016. The corrected tables are set forth below. Although the corrections changed the component numbers in both tables, the overall totals for both Rigid Industrial Packaging & Services business segment columns remained (10.8%) and (7.8%), respectively.

Net Sales Impact - Excluding Divestitures:	Rigid Industrial Packaging & Services	Paper Packaging & Services	Flexible Products & Services
Currency Translation	(9.1)%	—	(2.2)%
Volume	(3.4)%	2.5%	(8.4)%
Selling Prices and Product Mix	4.7%	(4.9)%	(0.1)%
	(7.8)%	(2.4)%	(10.7)%

Net Sales Impact:	Rigid Industrial Packaging & Services	Paper Packaging & Services	Flexible Products & Services
Currency Translation	(8.8)%	—	(2.3)%
Volume	(6.7)%	2.5%	(8.4)%
Selling Prices and Product Mix	4.7%	(4.9)%	(1.1)%
	(10.8)%	(2.4)%	(11.8)%

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.
On August 31, 2016, the Company released recorded remarks of management, made available on the Company’s website at www.greif.com/investors, regarding the Company’s financial results for its third quarter ended July 31, 2016. The file transcript of management’s recorded remarks is attached as Exhibit 99.2 to this Current Report on Form 8-K.
On September 1, 2016, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its third quarter ended July 31, 2016. The file transcript of the Conference Call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on August 31, 2016 announcing the financial results for its third quarter ended July 31, 2016.
99.2
File transcript of recorded remarks of management of Greif, Inc., made available on the Company's website at www.greif.com/investors on August 31, 2016, regarding the financial results for its third quarter ended July 31, 2016.

99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on September 1, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: September 7, 2016	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on August 31, 2016 announcing the financial results for its third quarter ended July 31, 2016.
99.2
File transcript of recorded remarks of management of Greif, Inc., made available on the Company's website at www.greif.com/investors on August 31, 2016, regarding the financial results for its third quarter ended July 31, 2016.

99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on September 1, 2016.